UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2008

Lifevantage Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6400 S. Fiddler's Green Circle, Suite 1970, Greenwood Village, Colorado		80111
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	720-488-1711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On January 30, 2008, Lifevantage Corporation (the "Company") announced that the Company will dismiss Gordon, Hughes & Banks, LLP ("GH&B") as the Company's independent registered public accounting firm effective as of January 30, 2008. The Company appointed Ehrhardt, Keefe, Steiner & Hottman PC ("EKS&H") on January 30, 2008 as its independent registered public accounting firm beginning for the three months ended December 31, 2007. The decision to change accountants was recommended and approved by the Company's Board of Directors and its Audit Committee on January 30, 2008.

Neither GH&B’s audit report dated October 10, 2007 on the Company's consolidated financial statements as of and for the year ended June 30, 2007, included in its Form 10-KSB filed October 12, 2007, nor GH&B’s audit report dated August 15, 2006 and updated on November 28, 2006 on the Company's consolidated financial statements as of and for the year ended June 30, 2006, included in its Form 10-KSB and amended Form 10-KSB/A filed September 28, 2006 and November 30, 2006 respectively, contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended June 30, 2006 and June 30, 2007 and through the subsequent interim period ended September 30, 2007, there were no disagreements with GH&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused GH&B to make reference to the subject matter of the disagreement in connection with its audit report.

During the years ended June 30, 2006 and June 30, 2007, and the subsequent interim period through September 30, 2007, GH&B did not advise the Company of any reportable events (as described in Regulation S-B Item 304).

The Company has provided GH&B with a copy of a the disclosures set forth herein and has requested that GH&B furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not GH&B agrees with the disclosures set forth herein. A copy of such letter, dated January 30, 2008, is filed as Exhibit 16.1 to this Form 8-K.

The Company engaged EKS&H as its independent registered public accounting firm for the fiscal year ending June 30, 2008. The Company has not consulted with EKS&H during its two most recent fiscal years or during any subsequent interim period prior to the appointment of EKS&H as the Company’s independent registered public accounting firm regarding any matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifevantage Corporation

January 30, 2008	By:	Bradford K. Amman

Name: Bradford K. Amman
Title: Treasurer

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Exhibit Index

Exhibit No.	Description

16.1	Letter on change in Certifying Accountant, dated as of January 30, 2008